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
                                                 THE HARTFORD
                                  The Hartford Financial Services Group, Inc.
                                                  (Delaware)
                                                       |
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                                             Nutmeg Insurance Company             The Hartford Investment
                                                  (Connecticut)                       Management Company
                                                       |                                 (Delaware)
                                        Hartford Fire Insurance Company                      |
                                                  (Connecticut)                     Hartford Investment
                                                       |                              Services, Inc.
                                   Hartford Accident and Indemnity Company             (Connecticut)
                                                  (Connecticut)
                                                       |
                                              Hartford Life, Inc.
                                                  (Delaware)
                                                       |
                                 Hartford Life and Accident Insurance Company
                                                  (Connecticut)
                                                       |
                                                       |
                                                       |
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Alpine Life    Hartford Financial         Hartford Life        American Maturity      ITT Hartford Canada
Insurance      Services Life              Insurance Company    Life Insurance         Holdings, Inc.
Company        Insurance Co.              (Connecticut)        Company                (Canada)
(New Jersey)   (Connecticut)                        |          (Connecticut)               |
                                                    |               |                      |
                                                    |          AML Financial, Inc.         |
                                                    |          (Connecticut)          Hartford Life
                                                    |                                 Insurance Company
                                                    |                                 of Canada
                                                    |                                 (Canada)
                                                    |
                                                    |
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Hartford Life and Annuity         ITT Hartford International      Hartford Financial Services   Royal Life
Insurance Company                 Life Reassurance Corporation    Corporation                   Insurance
(Connecticut)                     (Connecticut)                   (Delaware)                    Company of
      |                                                               |                         America
      |                                                               |                         (Connecticut)
      |                                                               |
ITT Hartford Life, Ltd.                                               |
(Bermuda)                                                             |
                                                                      |
                                                                      |
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MS Fund         HL Funding       HL Investment    Hartford       Hartford Securities      Hartford-Comp. Emp.
America         Company, Inc.    Advisors, Inc.   Equity Sales   Distribution             Benefit Service
1993-K, Inc.    (Connecticut)    (Connecticut)    Company, Inc.  Company, Inc.            Company
(Delaware)                            |           (Connecticut)  (Connecticut)            (Connecticut)
                                      |
                                 Hartford Investment
                                 Financial Services
                                 Company
                                 (Delaware)
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